Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases

7. Leases

Short-Term Operating Lease

The Company leases office facilities in Las Vegas, Nevada on a month-to-month basis at a cost of $510 per month. Aggregate payments under this operating lease charged to general and administrative expenses in the statement of operations were $1,500 and $1,704 for the years ended December 31, 2021 and 2020, respectively.

Long-Term Operating Lease

The Company's wholly-owned subsidiary in the United Kingdom, Gaming UK, leases office facilities in London, England.

Operating lease right-of-use assets and liabilities are recognized at the commencement date of the lease based on the present value of lease payments over the lease term. Right-of-use assets represent the Company's right to use an underlying asset for the lease term, and right-of-use lease liabilities represent the Company's obligation to make lease payments arising from the lease. Generally, the implicit rate of interest, equivalent to a discount rate, in lease arrangements is not readily determinable and the prevailing commercial property mortgage rate is utilized in determining the present value of lease payments.

The monthly cash payment for this operating lease was approximately $4,010 per month, and the lease term ended on March 31, 2021. As of December 31, 2020 the right of use asset and the remaining lease obligation was $11,968 which was fully amortized and paid during the year ending December 31, 2021. The lease was subsequently renewed in April 2021 on a month-to-month basis for approximately $3,329 per month.